UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 20, 2017

TARGET CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	No. 41-0215170
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices)  (Zip Code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                  Other Events

Target Corporation (the “Company”) announced on October 20, 2017 the pricing, and announced on October 23, 2017 the final results, of its previously announced tender offers for any and all of certain outstanding notes of the Company. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits

(d)                       Exhibits

Exhibit No.	Description	Location

99.1	Press Release dated October 20, 2017	Filed herewith

99.2	Press Release dated October 23, 2017	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: October 23, 2017	By	/s/ Don H. Liu
Don H. Liu
Executive Vice President, Chief Legal Officer and Corporate Secretary